UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2025

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2025, iCoreConnect, Inc. (the “Company”) entered into a Revolving Loan Agreement (the “Revolving Loan Agreement”) with an institutional investor (the “Lender”). Pursuant to and under the terms of the Revolving Loan Agreement, the Company issued to the Lender a revolving note dated April 10, 2025 in the principal amount of up to $2,180,000 (the “Revolving Note” and such amount, the “Maximum Outstanding Amount”), which the Company may draw upon at its discretion from time to time (the “Financing”). Terms used herein but not defined in this Current Report on Form 8-K shall have the same meaning assigned to them in the Revolving Loan Agreement.

The Revolving Note bears interest at the rate of 18% per annum calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue interest daily commencing from the date of any draw down until paid in full.

On the first anniversary of the Closing Date, the entire Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) shall become due and payable (the “Maturity Date”). All outstanding Revolving Loans: (i) shall be payable in full on the Maturity Date or may be paid or pre-paid, in whole or in part, to the Lender prior to the Maturity Date, and (ii) may thereafter be borrowed or reborrowed, subject to the terms of the Revolving Loan Agreement. All payments of principal of any Revolving Loan or Revolving Loans thereunder shall be accompanied by the payment in full of all accrued and unpaid interest thereon. No Revolving Loans may be requested or made hereunder on any date that is after the tenth (10th) business day preceding the Maturity Date.

The Revolving Loan Agreement contains customary events of default. If an event of default occurs, the Lender may accelerate the indebtedness under the Revolving Loan Agreement, and an amount equal to 120% of the outstanding principal amount and accrued and unpaid interest plus other amounts, costs, expenses and/or liquidated damages due under or in respect of the Loan Documents for the Financing, if any.

The Revolving Loan Agreement also provides that from the date of the Revolving Loan Agreement until the earlier to occur of (i) the Maturity Date and (ii) the repayment in full of any Revolving Loans in the Payment Amount, the Company will use its reasonable best efforts to consummate a public offering of not less than $5,000,000 as soon as practicable.

The Revolving Loan Agreement and the Revolving Note contain negative covenants on the part of the Company and customary representations, warranties, conditions and indemnification obligations of the parties. Among other things, the Company shall not directly or indirectly, with certain exceptions: (i) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its common stock or common stock equivalents; or (ii) incur, repay in an amount in excess of $100,000, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, or make any singular payment exceeding $25,000. In addition, the Revolving Loan Agreement provides that an Event of Default shall have occurred if any of Adam Chambers, Angel Liriano, David Piedra and/or Joseph Tung (or any of their respective replacements or successors as may be designated by the Lender) shall have been removed as a member of the Board of Directors without the prior written consent of the Lender.

The form of Revolving Loan Agreement and Revolving Note (collectively, the “Transaction Documents”), have been attached as exhibits to this Current Report on Form 8-K to provide security holders with information regarding their terms. Except for their status as contractual documents that establish and govern the legal relations between the parties with respect to the transaction described above, the Transaction Documents are not intended to be a source of factual, business or operational information about the parties. Representations and warranties may be used as a tool to allocate risks between the parties to the Transaction Documents, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Transaction Documents. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, because they were only made as of the date of the Transaction Documents and are modified in important part by the underlying disclosure schedules in the Transaction Documents. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Transaction Documents is not complete and each is qualified in its entirety by reference to the full text of the Transaction Documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

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Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2025, Kevin McDermott resigned from his position as member of the Company’s board of directors (“Board”) effective on such date. Mr. McDermott’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 10, 2025, Adam Chambers, Angel Liriano, David Piedra and Joseph Tung were appointed to the Board of Directors of the Company.

Upon such appointment, the Board committees are as follows: (i) the Company’s Audit Committee shall be Wayne Kalish, John Pasqual and Angel Liriano, (ii) the Company’s Compensation Committee shall be Wayne Kalish, John Pasqual and David Piedra, and (iii) the Company’s Nominating and Governance Committee shall be Wayne Kalish, John Pasqual and Joseph Tung.

All new members will participate in the Company’s standard compensation program for non-employee directors.

Mr. Chambers is affiliated with the Lender described in Item 1.01 above. See Item 1.01 for a description of the agreement between the Company and the Lender which is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Revolving Loan Agreement, dated April 10, 2025, between iCoreConnect, Inc. and Bowery Consulting Group Inc.
10.2	Revolving Note, dated April 10, 2025, between iCoreConnect, Inc. and Bowery Consulting Group Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: April 11, 2025	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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